Exhibit 10.5

DATED the 4th day of August 2023

SEIREN INVESTMENT LIMITED

and

GRAND CENTURY HOLDING COMPANY LIMITED

TENANCY AGREEMENT

Premises	:	Office No.8 and Office No.9 on the Eighth Floor of Kwong Wah Plaza, No.11 Tai Tong Road, Yuen Long, New Territories erected on Lot No.4015 in Demarcation District No.120
Term	:	From 30/5/2023 to 29/5/2026
Rent	:	HK$58,422.00 per month
M/F	:	HK$4,702.00 per month
Rates	:	HK$2,922.00 per month
Deposit	:	HK$175,266.00

Premises Damage and Reinstatement Deposit : HK$29,211.00

Rent Free	:	2 months (from 30/5/2023 to 29/7/2023)

32931

LO AND LO
SOLICITORS & NOTARIES PUBLIC
7TH FLOOR, WORLD-WIDE HOUSE
NO.19 DES VOEUX ROAD CENTRAL
HONG KONG
TEL : 2523 8181
FAX : 2810 5351

Our ref : VL/MKC:NWY:LPL:135044
Filename : \\hpsvrf\solicoffice\matter\135\135044\07 3 - tenancy agreement (in duplicate) as per plan.doc

TABLE OF CONTENTS

THIS AGREEMENT is made the 4th day of August 2023

BETWEEN

(1) the party detailed as the Landlord in **Part 1 of First Schedule** (hereinafter called "the Landlord" which expression shall where the context permits include its successors and assigns) of the one part and

(2) the party detailed as the Tenant in **Part 2 of First Schedule** (hereinafter called "the Tenant") of the other part.

WHEREBY IT IS AGREED as follows :-

1 Premises, Term And Rent

The Landlord shall let and the Tenant shall take ALL THOSE premises (hereinafter referred to as "the said premises") forming part of all that building (hereinafter referred to as "the said building") which said premises and said building are more particularly described and set out in **Part 3 of First Schedule** TOGETHER with the use in common with the Landlord and all others having the like right of the entrances, staircases, landings, passages and lavatories in the said building in so far as the same are necessary for the proper use and enjoyment of the said premises and except in so far as the Landlord may from time to time restrict such use And Together Also with the use in common as aforesaid of the escalators and lifts in the said building (if any and whenever the same shall be operating) for the term set out in **Part 4 of First Schedule** (hereinafter referred to as "the said term") YIELDING AND PAYING therefor throughout such rent per calendar month as set out in **Part 5 of First Schedule** (hereinafter referred to as "the said rent") and other charges as are from time to time payable in accordance with the provisions set out below which sums shall be payable exclusive of rates and in advance clear of all deductions or set off (whether legal or equitable) or right to withhold rent and other outgoings whatsoever, the first payment to be made in full by the Tenant on his signing of this Agreement notwithstanding the rent-free period (if any) granted hereunder, and thereafter on the first (1st) day of each and every calendar month in respect of which such sums are payable Provided that the second and the last of such payments shall be apportioned according to the number of days of the unpaid remainder of the month included in the said term.

STAMP DUTY PAID $ 00003 00 HONG KONG

HONG KONG -9.8.23 48 STAMP DUTY

DUPLICATE or COUNTERPART
Original Stamped with
$ 3 -

2 Deposit

2.1 Payment of deposit

The Tenant shall on the signing of this Agreement pay to the Landlord a sum equal to three (3) months' rent (hereinafter referred to as "the said deposit"). The said deposit payable at the commencement of the said term is set out in **Part 8 of First Schedule**. The said deposit is paid to the Landlord to secure the due observance and performance by the Tenant of agreements obligations stipulations terms and conditions herein contained and on the Tenant's part to be observed and performed. In the event the Tenant shall commit or suffer to be committed a breach of any of the terms and conditions herein or if at any time during the said term any petition for bankruptcy has been filed against the Tenant or in the case of the Tenant being a corporation any proceedings or petitions for the winding-up of the Tenant's company shall have been taken place or been filed or the Tenant shall enter into any arrangements with creditors then and in any of the said cases it shall be lawful for the Landlord at any time thereafter to re-enter upon the said premises or any part thereof in the name of the whole and thereupon this Agreement shall absolutely determine on which event the said deposit shall be absolutely forfeited to the Landlord but without prejudice to any other right or remedy hereunder of the Landlord in respect of any breach of the terms and conditions herein contained and on the part of the Tenant to be observed and performed. Notwithstanding the foregoing the Landlord may in any such event at its option elect not to terminate this Agreement but to deduct from the said deposit the amount of any rent rates and other charges payable hereunder and any costs expenses loss or damage sustained by the Landlord as the result of any non-observance or non-performance by the Tenant of any of the said agreements, stipulations obligations or conditions. In the event of any deduction being made by the Landlord from the said deposit in accordance herewith during the currency of this Agreement the Tenant shall forthwith on demand by the Landlord make a further deposit or deposits equal to the amount so deducted and failure by the Tenant so to do shall entitle the Landlord forthwith to re-enter upon the said premises and to determine this Agreement as hereinbefore provided. Subject as aforesaid, and provided that the Tenant shall fully and faithfully comply with all his obligations hereunder, the said deposit without interest thereon shall be refunded to the Tenant by the Landlord within thirty days after the expiration or sooner determination of this Agreement and the delivery of vacant possession of the said premises to its original state to the Landlord or within thirty days of

the settlement of the last outstanding claim by the Landlord against the Tenant in respect of any breach, non-observance or non-performance of any of the said agreements, obligations, stipulations terms or conditions and on the part of the Tenant to be observed and performed whichever is the later PROVIDED that if any of the Landlord's fixtures partitions fittings on the said premises including but not limited to partitions, fire fighting equipment or air handling unit and security alarm devices shall be found to be damaged or destroyed upon the termination of this Agreement they shall forthwith be repaired or replaced (as the case may require) by the Tenant failing which the Landlord shall be entitled to repair or replace the same (as the case may require) and deduct the expense therefor from the said deposit before returning the balance to the Tenant and if the said deposit shall be insufficient then the deficit shall forthwith be made good by the Tenant to the Landlord.

2.2 Increase in deposit

During the said term the Tenant shall maintain the said deposit at the sum equal to three months' rent and in the event that the said rent hereinafter defined shall be increased the Tenant shall forthwith on demand pay to the Landlord the additional amount to make up the said deposit.

3 Tenant's Obligations

The Tenant to the intent that the obligations hereunder shall continue throughout the said term hereby agrees with the Landlord as follows :-

3.1 Payment of rent

To pay on the days and in the manner hereinbefore provided without any deduction or set off (whether legal or equitable) or right to withhold the said rent and other outgoings whatsoever :-

3.1.1 The said rent; and

3.1.2 The management fees from time to time chargeable in respect of the said premises (hereinafter referred to as ("the said management fees"). At the date hereof, the said management fees is set out in **Part 6 of First Schedule** but should such charges be increased or other charges legitimately be imposed in respect of the said premises then the Landlord shall be entitled to increase the said management fees by giving not less than one month's written notice to the Tenant. If the services and management of the said building in which the said premises situate at is for the time being entrusted

by the Landlord to another agent or manager, then any increase as may be charged by such agent or manager from time to time and as approved by the Landlord in writing shall be borne and paid by the Tenant upon the Landlord giving not less than one month's written notice to such effect from time to time to the Tenant PROVIDED that it is hereby expressly agreed by the Tenant that any increase as may be made or approved by the Landlord under this Sub-clause shall be conclusive and final as against the Tenant.

3.2 Payment of rates etc.

To pay and discharge punctually all rates (hereinafter referred to as "the said rates"), water rates, taxes, assessments, duties, charges, impositions and outgoings of an annual or recurring nature now or at any time hereafter to be assessed, imposed levied or charged by the Government of Hong Kong or other lawful authority upon the said premises or upon the owner or occupier thereof (Government Rent and Property Tax only excepted). Without prejudice to the generality of this Clause the Tenant shall pay all rates imposed on the said premises in the first place to the Landlord who shall settle the same with the Hong Kong Government. At the date hereof, the said rates payable in respect of the said premises is set out in **Part 7 of First Schedule**. In the event of the said premises not yet having been assessed for rates by the Government, the Tenant shall pay such sum (at 5% of the rent hereby reserved) as shall be required by the Landlord as a deposit by way of security for the due payment of rates subject to adjustment within 30 days on actual rating assessment being received from the Government.

3.3 Payment of outgoings

To pay and discharge punctually during the said term all charges for gas, water, electricity, telephone rental and other outgoings now or at any time hereafter consumed by the Tenant and chargeable in respect of the said premises and to make all necessary deposits for the supply of electricity and other services to the said premises.

3.4 Fitting out

3.4.1 To fit out the interior of the said premises in accordance with such plans and specifications as shall have been first submitted by the Tenant to and approved in writing by the Landlord in the manner set out in the **Second Schedule** in a good and proper workmanlike

fashion using good quality materials and in all respects in a style appropriate to a first class office.

3.4.2 The Tenant shall employ, at his own expenses, only the consultants or contractor(s) which is/are of reasonably competent skill recommended or priorly approved by the Landlord for the purpose of design appraisal, carrying out, installing and maintaining all such works associated with the connection of all electrical and mechanical engineering works and arrangements including but not confined to sprinkler system, security system, plumbing and drainage system and the air-conditioning system and all their ducting and controls unit from the said premises to the relevant main systems in the said building.

3.4.3 In carrying out any approved work hereunder, the Tenant shall cause his servants agents contractors and workmen to co-operate fully with the Landlord and with other tenants or contractors carrying out any work in the said building. The Tenant shall obey and cause his servants agents contractors and workmen to obey and comply with all instructions and directions which may be given by the Landlord its servants agents or other authorised representatives in connection with the carrying out of such work.

3.4.4 Prior to the carrying out of the aforesaid approved works, the Tenant shall take out adequate insurance policy with a reputable insurance firm against any loss injury or damage to any person or property whatsoever caused through or by any act default or neglect of the Tenant or its servants as a result of the carrying out of such approved works. The insurance policy shall also be endorsed to show the Landlord as registered owner of the said premises and as the co-beneficiary with the Manager under the policy.

3.4.5 The Tenant shall at its own costs and expenses apply for any requisite licence(s) or permit(s) from all relevant Government or public authorities in respect of all fitting out alteration and decoration works approved by the Landlord to be carried out on the said premises Provided that if the Tenant fails to obtain the requisite licence(s) or permit(s) as aforesaid for any reason, the Tenant shall not in any circumstances claim against the Landlord for compensation in any form whatsoever.

3.5 Electrical and telephone wiring

To be responsible for all electrical wiring to the light fittings and to the other electrical outlets installation in the said premises and the connection thereof to the Electricity Authority meters, and to make his own arrangements with the telecommunications company with regard to the installation of the telephones in the said premises, but the installation of lines therefor outside the said premises must be in accordance with the Landlord's directions. All mechanical electrical works and works relating to the air-conditioning system must be carried out by contractor(s) which is/are of reasonably competent skill recommended or priorly approved by the Landlord at the Tenant's own expenses.

3.6 Good repair of interior

To keep all the interior of the said premises including the flooring and interior plaster or other finishes or rendering to walls, floors, and ceilings and the shop fronts (if any) to the said premises and the Landlord's fixtures fittings and additions therein (if any) including all doors, windows, windows frames, sprinkler system, electrical and/or gas or other utility installations and wiring plant and ducting, light fittings, sanitary and water apparatus and internal decorations in good, clean, tenantable repair and condition and as may be appropriate from time to time properly painted and decorated and so to maintain the same at the expense of the Tenant and to deliver up the same to the Landlord at the expiration or sooner determination of the said term in like condition. In particular, but without in any way limiting the foregoing :-

3.6.1 Replacement of windows

To reimburse to the Landlord cost of replacing all broken and damaged windows or glass or curtain wall of the said premises (or elsewhere if used exclusively by the Tenant) whether the same be broken or damaged by the negligence or default of the Tenant or its servants or contractors or agents or licensees or in circumstances which are within the control of the Tenant.

3.6.2 Repair of electrical installations

To repair or replace, if so required by the appropriate supply company, statutory undertaker or authority as the case may be under the terms of any Electricity Supply or similar Ordinance for the time being in force or any Orders in Council or Regulations made thereunder, all electrical wiring installations and fittings

within the said premises from the Tenant's meter or meters to and within the same.

3.6.3 Good repair of lavatories

At the expense of the Tenant to keep the lavatories and water apparatus as are located within the said premises or elsewhere if used exclusively by the Tenant and his servants agents and licensees in good, clean hygienic and tenantable state and in proper repair and condition at all times during the said term to the satisfaction of the Landlord and in accordance with the Regulations or bye-laws of all Public Health and other Government Authorities concerned.

3.6.4 Cleaning of windows

To keep the said premises including all external windows lights glass at all times in a clean and sanitary state and condition.

3.6.5 Indemnification of Landlord

To be wholly responsible for any loss, damage or injury caused to any other person whomsoever directly or indirectly through the defective or damaged condition of any part of the interior of the said premises or any fixtures or fittings therein for the repair of which the Tenant is responsible hereunder or in any way owing to the spread of fire or smoke or overflow of water from the said premises or any part thereof or through the act or default of the Tenant, his servants contractors agents licensees or customers and to make good the same by payment or otherwise and to indemnify the Landlord against all actions, proceedings, claims and demands whatsoever made upon the Landlord by any person in respect of any such loss, damage or injury and all costs and expenses incidental thereto and to effect adequate insurance cover in respect of such risks.

3.6.6 Cleaning contractor

To employ cleaning servants or cleaning contractor(s) which is/are of reasonably competent skill recommended or priorly approved by the Landlord at his sole expense for cleaning the said premises.

3.7 Cleaning of drains

To keep in good order and condition all the drains and pipes in the said premises and to pay on demand to the Landlord or its agent the cost incurred by the Landlord in cleaning and clearing, repairing or replacing any of the drains piping or other plumbing choked or stopped up.

3.8 Removal of garbage

3.8.1 Not to dump any rubbish in front of or outside the said premises or in the staircases passages or landings of the said building used in common with other tenants or the Landlord and not to bring or keep or suffer to be brought or kept on the said premises anything which in the opinion of the Landlord is or may become unclean unsightly or detrimental to the said premises.

3.8.2 To be responsible (at its own expense) for the removal of garbage and refuse from the said premises to such location as shall be specified by the Landlord or its agents from time to time and to place all refuse rubbish and scraps only in the type of refuse container as is specified by the Landlord or its agents from time to time.

3.8.3 In the event of the Landlord providing a collection service for refuse and garbage the same shall be used by the Tenant to the exclusion of any other similar service and the use of such service provided by the Landlord shall be at the sole cost of Tenant.

3.8.4 To render full co-operation to the cleaning contractors and the neighbouring tenants with a view to keeping the whole of the said premises at all times in a neat and tidy condition.

3.9 Directory board

To pay the Landlord or its agents immediately upon demand the cost of affixing, repairing, altering or replacing as necessary the Tenant's name on the Directory Board (if any) provided by the Landlord. The Tenant's name to appear on the Directory Board shall strictly be in accordance with that appearing in this Agreement unless prior written consent to name otherwise has first been obtained from the Landlord. The giving of such consent shall be at full discretion of the Landlord.

3.10 Good repair of fire fighting and security equipment

To ensure at all times that all fire alarms, fire fighting equipment, roller shutters (if any) and other equipment for security purposes (if any) provided by the Landlord shall not be disrupted, interrupted, damaged or caused to be defective through the act, default or neglect of the Tenant, his servants, contractors, agents, licensees or customers.

3.11 Protection from typhoon

To take all precautions to protect the interior of the said premises from storm or typhoon damage.

3.12 Air-conditioning of premises

Where any plant machinery or equipment for cooling or circulating air is installed in or about the said premises the Tenant will to the extent of the Tenant's control over the same at all times use and regulate the same to ensure that (i) the air-conditioning plant is employed to best advantage in the conditions from time to time and (ii) the said air-conditioning plant or unit provided by the Landlord shall not be disrupted interrupted, damaged or caused to be defective through the act, default or neglect of the Tenant, his servants, contractors, agents, licensees or customers and (iii) the said air-conditioning plant is operated and maintained to ensure a reasonably uniform standard of air cooling or heating throughout the said building. The Tenant shall at all times keep all the windows of and in the said premises closed except during any time of emergency or if and when the entire central air-conditioning service is not functioning owing to break down or repairs.

3.13 Security system

To ensure that his own security system within and at the entrance of the said premises is at all times compatible with and linked up to the security system for the said building provided and operated by the Landlord (if any).

3.14 Entry on premises

3.14.1 To permit the Landlord, its agents and all persons authorised by it with or without tools and workmen or others and with or without appliances at all reasonable times to enter and view the state of repair of the said premises, to take inventories of the fixtures therein, to carry out any works or repairs which are required to be done provided that in the event of an emergency the Landlord, its servants or agents and all persons authorised by it may enter at any

time without notice and forcibly if need be and, during the last three months of the said term, to show the said premises or any part thereof to prospective tenants or purchasers.

3.14.2 To permit the Landlord and its other tenants and all persons authorised by the Landlord to have the free and uninterrupted use (in common with the Tenant) of all gas and water pipes electricity and other wires flues and drains in through and under the said premises.

3.14.3 To permit the Landlord and the Landlord's agents with or without workmen and others in case of fire to enter upon the said premises for the purpose of extinguishing such fire and for salvage of property.

3.15 Execution of repairs

3.15.1 On receipt of any notice from the Landlord or its authorised representatives specifying any works or repairs which are required to be done by the Tenant and or which are the responsibility of the Tenant hereunder, forthwith to put in hand and execute the same with all possible dispatch and without any delay.

3.15.2 If the Tenant shall at any time make default or cause to delay or suffered to be delayed in the performance of any of the agreements herein contained for or relating to the repair decoration treatment preservation protection or condition of the said premises then to permit the Landlord and all person authorised by the Landlord to enter upon the said premises and repair decorate treat preserve protect and make good the same at the expense of the Tenant and to repay to the Landlord on demand the cost of such repair decoration treatment preservation protection and making good including surveyor's and solicitor's fees and charges incurred by the Landlord in respect thereto.

3.16 Keep premises open for business

To keep the said premises open for business at all reasonable times of the year during the normal business hours.

3.17 Loading of goods and food

To load and unload goods and food and food containers only at such times and through such entrances and by such service lifts (if any) as shall be designated by the Landlord for this purpose from time to time.

3.18 Notice of damage

3.18.1 To give immediate notice to the Landlord or its agents of any damage that may be suffered to the said premises and of any accident to or defects in the water pipes, gas pipes (if any) electrical wiring or fixtures or other facilities provided by the Landlord.

3.18.2 To pay to or reimburse to the Landlord the cost of any damage caused to any part of the common areas of the said building occasioned by the Tenant his licensees employees agents or contractors or any other person claiming through or under the Tenant.

3.19 Comply with regulations

To observe and to comply with the regulations or requirements stated in notices or announcements from time to time made or issued by the Landlord or its agent for the maintenance and management of the said building including the time and arrangement for operating the equipment, escalators, lighting and the use of the entrance and passage ways.

3.20 Comply with ordinance, etc.

To obey and comply with and to indemnify the Landlord against the breach of all ordinances, regulations, bye-laws, rules and requirements of any Governmental or other competent authority relating to the use and occupation of the said premises and the conduct and carrying on of the Tenant's business on the said premises or to any other act, deed, matter or thing done, permitted, suffered or omitted therein or thereon by the Tenant or any employee, agent or licensee of the Tenant.

3.21 Default of agents etc.

To be responsible to the Landlord for the act, neglect and default or omission of any contractor, servant, agent, visitor, customer and licensee of the Tenant as if they were the acts, neglects and defaults or omission of the Tenant himself and to indemnify the Landlord against all costs claims demands expenses or liability to any third party in connection therewith and for the purposes of this Agreement "licensee" shall include any person present in, using or visiting the said premises with the consent of the Tenant whether express or implied.

3.22 Building rules

To obey and comply strictly with the Building Rules specified in the **Third Schedule** and such Building Rules and Regulations as may from time to time

be adopted by the Landlord or the manager appointed to manage the said building ("the Manager") so far as the same relate to the said premises and to conduct the business of the Tenant so as not to prejudice the goodwill and reputation of the said building in which the said premises are located as a first class shopping arcade and business centre.

3.23 User

3.23.1 Not to use or permit or suffer the said premises or any part thereof to be used for any purpose other than as set out in **Part 9 of First Schedule** and without prejudice to the foregoing to obtain any licence approval or permit required by any Government or other competent authority in connection with the Tenant's use or occupation of the said premises prior to the commencement of the Tenant's business and to maintain the same in force during the currency of this tenancy and to indemnify the Landlord against the consequences of a breach of this provision.

3.23.2 Illegal or immoral use

Not to use or permit or suffer the said premises to be used for the purpose of gambling or for any improper, illegal or immoral purpose or in any way so as to cause nuisance annoyance inconvenience or damage to the Landlord or other tenants or occupiers of other premises in the said building or in any adjoining or neighbouring building.

3.23.3 Sleeping on premises

Not to use or permit or suffer the said premises or any part thereof to be used as sleeping quarters or as domestic premises within the meaning of the Landlord and Tenant (Consolidation) Ordinance Cap. 7 or other similar legislation for the time being in force nor to allow any person to remain in the said premises overnight without the Landlord's prior permission in writing. Such permission shall be given at the full discretion of the Landlord and shall only be given to enable the Tenant to operate his business or to post watchmen to guard the contents of the said premises.

3.24 Prevention of odours

Save in the case of the said premises being used as a Restaurant or food and beverage outlets as permitted under **Part 9 of First Schedule**, not to allow the

delivery of food nor the preparation or consumption of food on the said premises other than the preparation and consumption of light refreshments for consumption by the Tenant's employee or guests and not to cause or permit any offensive or unusual odours to be produced upon, permeate through or emanate from the said premises.

3.25 Goods

Not to use or permit or suffer the said premises or any part thereof to be used for the purpose of the manufacture of goods and merchandise or for the storage of goods and merchandise other than in normal quantities consistent with the nature of the Tenant's trade or business carried on therein.

3.26 Noise

Not to cause or produce or permit or suffer to be produced any music or noise or vibration (including sound produced by broadcasting or any apparatus or equipment capable or producing, reproducing, receiving or recording sound) so as to be audible outside the said premises which may be a nuisance or annoyance to the tenants or occupiers of other premises in the said building or to the Landlord.

3.27 Compliance with Government lease terms

Not to do or permit or suffer to be done any act, deed, matter or thing whatsoever which amounts to a breach of any of the terms and conditions under which the Land (as defined in **Part 3 of First Schedule**) is held from the Government ("the Government Lease") or of the Deed of Mutual Covenant in respect of the said building (if any). The Tenant shall indemnify the Landlord against any breach, non-observance or non-performance of any terms of the Government Lease or the said Deed of Mutual Covenant.

3.28 Breach of insurance policy

Not to cause or suffer or permit to be done any act or thing whereby the policy or policies of insurances on the said premises or the said building against damage by fire or liability to Third Parties for the time being subsisting may become void or voidable or whereby the rate of premium or premia thereon may be increased, provided that if as a result of any act, deed, matter or thing done permitted or suffered to be done by the Tenant, the premium on any such policy of insurance shall be increased, the Landlord shall be entitled at its option either to terminate this Agreement or to continue the same upon payment by

the Tenant of the increased premium and upon such other terms and conditions as the Landlord may, in its discretion, think fit to impose.

3.29 Guns and ammunition

Not to keep or store or cause or permit or suffer to be kept or stored in the said premises any arms, ammunition, gun-powder, salt-petre, kerosene or other explosive or combustible substance or goods of a hazardous nature.

3.30 No alterations

3.30.1 Not to make or permit any alterations or additions and not to put up any fixtures, partition or other erection on any part of the said premises nor to pull down, alter or remove any portions of the doors windows partitions fixtures and fittings thereof nor to make any alterations in the architectural features or facing or to the electrical installation or wiring thereof nor to install any air-conditioning unit, plant, apparatus or machinery nor cut maim or injure nor suffer to be cut maimed or injured any doors windows walls partitions fixtures or fittings thereof without the previous consent in writing of the Landlord or its agents and in accordance with the provisions hereof. At the expiration or sooner determination of this Agreement the Tenant shall at his own expense remove all alterations, decoration or partitions so erected or installed by the Tenant and restore the said premises to their original tenantable state upon being required so to do by the Landlord, to the satisfaction of the Landlord.

3.30.2 In carrying out any approved work in accordance with the provisions of this Clause the Tenant, his servants agents contractors and workmen shall obey and comply with all instructions and directions which may be given by the Landlord or other authorised representative in connection with the carrying out of such work.

3.30.3 Any fees or expenses incurred by and all administrative costs of the Landlord in connection with the giving of consents hereunder shall be borne by the Tenant.

3.30.4 To remove at the costs and expenses of the Tenant any structures erections partitions and other alterations at any time during the said term if required by the Building Authority or other Government or public authorities whether or not the same were or

have been put up by the Tenant with or without the consent of the Landlord and to make good all damage caused by such removal. The Landlord shall not in any circumstances be responsible to the Tenant for any loss suffered by the Tenant as a result of such removal.

3.31 Alterations to systems

3.31.1 Not to make any alterations or additions to the electrical and mechanical installation, air-conditioning ducting, the plumbing and drainage system and sprinkler system of the said premises unless and until the same shall first be approved by the Landlord. The Tenant shall bear such consultation and alteration/addition fees as may be charged by the consultants and contractor(s) which is/are of reasonably competent skill recommended or priorly approved by the Landlord to carry out such approved alterations or additions and upon determination of the tenancy if upon being required by the Landlord the Tenant shall forthwith also employ such consultants and contractor(s) at his own expense to remove all such alterations and additions.

3.31.2 Installations of electrical wiring

Not to install any electrical wiring in the said premises or any part thereof without the previous written consent of the Landlord and in accordance with the provisions hereof and in carrying out any work to the electrical installation and/or wiring, the Tenant shall use only contractor(s) which is/are of reasonably competent skill recommended or priorly approved by the Landlord in writing for the purpose.

3.31.3 Use of toilet facilities

Not to use or permit or suffer the toilet facilities provided by the Landlord to be used for any purpose other than that for which they are intended and not to throw or permit or suffer to be thrown therein any foreign substance of any kind and the Tenant shall pay to the Landlord on demand the whole expense of any breakage, blockage or damage resulting from a violation of this Clause.

3.32 Damage to installations

3.32.1 Not to damage mark or deface or permit or suffer to be damaged marked or defaced any structures, fixtures, decorations, installations, outside the said premises including halls, passages, staircases, drainage wells, walls, ceilings, and to pay on demand to the Landlord the cost and expenses incurred by the Landlord in repairing making good such damage or cleaning the same.

3.32.2 Not without the consent of the Landlord to drive or insert or permit or suffer to be driven or inserted any nails, screws, hooks, brackets or similar articles into the ceiling, doors, walls, window, window-frames, beams, floor, structural members and/or other part of the fabric of the said premises.

3.32.3 To reimburse to the Landlord or its agent the cost of making good replacing or removing any air-conditioning units or sprinkler system or other part of such apparatus or installation within the said premises which is damaged or rendered defective by the Tenant.

3.33 Signs

Not to paint spray on exhibit display erect put up suspend or affix within or on the exterior of the said premises or to or through any windows or on the inside faces of the windows and window frames thereof or in any common area of the said building any advertising sign, signboard, notice, decoration placard or neon light of any kind or other thing whatsoever whether illuminated or not which may be visible from outside the said premises. The Tenant shall not display any name-plate or signboard other than that of the Tenant only at the entrance to the said premises, the size and position of such name-plate or signboard shall be subject to the approval of the Landlord and the Landlord shall have right to remove at the cost and expenses of the Tenant any signboard sign decoration name-plate or thing which shall be affixed put up exhibited or displayed without the prior approval of the Landlord.

3.34 Locks

Not without the previous written consent of the Landlord, to alter the existing locks, bolts and fittings on the entrance doors to the said premises, nor to install any additional locks, bolts or fittings thereon.

3.35 Common areas

3.35.1 Obstruction of passages

Not to place leave encumber or obstruct or permit to be placed left encumbered or obstructed with any boxes, packaging furniture or other obstruction of any kind or nature any of the entrances, staircases, landings, passages, lifts, lobbies or other parts of the said building in common use and not to leave rubbish or any other article or thing in any part of the said building not in the exclusive occupation of the Tenant.

3.35.2 Not to leave or display items of merchandise outside the premises

The Tenant shall not hang display or otherwise place or leave or suffer or permit to be hung displayed placed or left by any contractor employee invitee or licensee of the Tenant any goods items of merchandise belongings or other thing of the Tenant in front of or outside the said premises or in the staircases passages or landings of the said building used in common with other tenants or the Landlord. Provided that any breach of this sub-clause hereof shall entitle the Landlord at its option either to terminate this Agreement by giving notice in writing (hereinafter referred to as "such notice") to the Tenant and to forfeit any deposit paid hereunder and the Tenant shall within 7 days of the date of such notice vacate the said premises without prejudice to the Landlord's rights and remedies whatsoever including his rights and remedies in respect of any antecedent claim or breach of terms and conditions herein contained or to continue the same upon such other terms and conditions as the Landlord may, in its discretion think fit to impose AND the Tenant hereby further agrees to indemnify the Landlord in respect of any breach by the Tenant of this sub-clause.

3.36 Cables and wiring

Not to lay install affix or attach any wiring, cables or other article or thing in or upon any of the entrances, staircases, landings, passageways, lobbies or public areas.

3.37 Assignment

Except with the prior written consent of the Landlord, not to assign underlet or otherwise part with the possession of the said premises or any part thereof in any way whether by way of sub-letting lending sharing or other means whereby any person or persons not a party to this Agreement obtains or obtains the use

or possession of the said premises or any part thereof irrespective of whether any rental or other consideration is given for such use or possession and in the event of any such transfer sub-letting sharing assignment or parting with the possession of the said premises (whether for monetary consideration or not) this Agreement shall at the option of the Landlord absolutely determine and the Tenant shall forthwith surrender and vacate the said premises on notice to that effect from the Landlord. The Tenancy shall be personal to the Tenant named in **Part 2 of First Schedule** to this Agreement and without in any way limiting the generality of the foregoing the following acts and events shall, unless approved in writing by the Landlord, be deemed to be breaches of this Clause :-

3.37.1 In the case of a tenant which is a partnership the taking in of one or more new partners whether on the death or retirement of an existing partner or otherwise.

3.37.2 In the case of a tenant who is an individual (including a sole surviving partner or a partnership tenant) the death insanity or disability of that individual to the intent that no right to use possess occupy or enjoy the said premises or any part thereof shall vest in the executors administrators personal representatives next of kin trustee or committee of any such individual.

3.37.3 In the case of a tenant which is a corporation any take-over reconstruction amalgamation merger voluntary liquidation or change in the person or persons who owns or own a majority of its voting shares or who otherwise has or have effective control thereof.

3.37.4 The giving by the Tenant of a Power of Attorney or similar authority whereby the donee of the Power obtains the right to use possess occupy or enjoy the said premises or any part thereof or does in fact use possess occupy or enjoy the same.

3.37.5 The change of the Tenant's business name or nature of business without the previous written consent of the Landlord which consent the Landlord may give or withhold at its sole discretion.

Notwithstanding any of the aforesaid and subject to the prior written approval of the Landlord being obtained, the use and occupation of the said premises by companies of which the Tenant owns a majority of their shareholdings shall not be treated as a breach of this Clause Provided that the use and occupation of the

said premises by such companies shall be in accordance in the **Part 9 of First Schedule.**

3.38 Animals

Not to keep or permit or suffer to be kept any animals or pets inside the said premises and to take all such steps and precautions to the satisfaction of the Landlord to prevent the said premises or any part thereof from becoming infested by termites, rats, mice, cockroaches or any other pest or vermin and for better observance of this provision the Landlord may require the Tenant to employ at the Tenant's cost such pest extermination contractor(s) which is/are of reasonably competent skill recommended or priorly approved by the Landlord and at such intervals as the Landlord may direct.

3.39 Heavy machinery

Not to move any safe, heavy machinery, equipment or fixtures in and out of the said building or install or permit or suffer to be installed in the said premises any such safe, heavy machinery, equipment or fixtures without first obtaining the Landlord's written consent. The intention being that no weight shall be imposed on any part of the flooring in excess of that for which it was designed. The Landlord shall be entitled to prescribe the maximum weight and permitted location of such safe, heavy machinery, equipment or fixtures. The Tenant shall keep the Landlord indemnified against all damages sustained by any person or property and of any damages or moneys paid out by the Landlord in settlement of any claim or judgement as well as legal costs incurred in connection therewith and all costs incurred in repairing any damage to the said premises or the said building and its appurtenances resulting from movement of any safe, heavy machinery, equipment or fixtures.

3.40 Yield up premises

At the expiration or sooner determination of this tenancy to deliver up to the Landlord vacant possession of the said premises in good clean and tenantable repair and condition notwithstanding any rule of law or equity to the contrary together with such Tenant's fittings fixtures alterations or additions thereto as the Landlord in its absolute discretion may be willing to retain but without payment of any compensation for such Tenant's fittings fixtures alterations or additions and deliver to the Landlord all keys giving access to all parts of the said premises. The Tenant shall if required by the Landlord at the Tenant's own costs and expenses remove all or any part of the Tenant's fittings fixtures alterations or additions in or to the said premises or any part thereof and

reinstate the said premises to a bare shell condition to the satisfaction of the Landlord. If the Tenant shall upon commencement of this tenancy have agreed to accept any fittings fixtures alterations or additions which shall have been installed or made by any previous occupiers of the said premises, the Landlord shall have the right to require the Tenant to remove any or all of such fittings fixtures alterations or additions so made prior to the date of commencement of this tenancy and require the Tenant to make good any damage to the said premises caused by the installation or making of such fittings fixtures alterations or additions or its removal as if such fittings fixtures alterations or additions were made by the Tenant during the term of this tenancy. The Landlord also has right to ask the Tenant to retain any or all of such fittings fixtures alterations or additions installed or made by the said previous occupiers in the said premises without payment of any compensation for such fittings fixtures alterations or additions so retained.

3.41 Split-type air conditioning system

The Landlord shall provide a split-type air-conditioning system to the premises for the use of the Tenant. The Tenant is responsible for repairing, maintaining servicing, cleaning and if so required by the landlord replacing the split-type air-conditioning system at the Tenant's sole costs. The Tenant must deliver up the split-type air-conditioning system if it is irreparable to the Landlord in good working condition (i.e. in a serviced, clean, well maintained and repaired condition) at the expiry or sooner determination of the said term.

4 Landlord's Obligations

The Landlord hereby agrees with the Tenant as follows :-

4.1 Government rent

To pay the Government rent payable in respect of the Land and the Property Tax payable in respect of the said building during the said term of tenancy.

4.2 Quiet enjoyment

That the Tenant paying the said rent, the said management fees, rates and other outgoings hereby agreed to be paid on the days and in manner herein provided for payment of the same and observing and performing the agreements, stipulations and conditions herein contained and on the Tenant's part to be observed and performed shall peaceably hold and enjoy the said premises during the said term without any interruption by the Landlord or any person lawfully claiming under or in trust for the Landlord.

4.3 Maintenance

Subject to the payment by the Tenant of the said rent, the said management fees, rates and other outgoings and charges hereinbefore referred to and observing and performing the covenants herein contained :-

4.3.1 To repair roof main wall etc.

To amend and repair such defects (not attributable to the act of the Tenant or his invitees licensees servants or agents) to the roof main electricity supply cables main drains and water pipes main walls and exterior window frames of the said building and the escalators lifts and central air-cooling and heating plant therein as the Landlord shall discover or as the Tenant or other authorized person or authority shall by notice in writing bring to the attention of the Landlord and to maintain the same in a proper state of repair and condition PROVIDED that the Landlord shall be entitled to be given a reasonable period of time within which to view any such defects and to amend and repair the same and PROVIDED further that the Landlord shall be liable neither to pay compensation whatsoever to the Tenant in respect of any period during which due to circumstances beyond the control of the Landlord the proper operation of the said escalators lifts central air-cooling and heating plant or any other utilities facilities and services shall be interrupted as the result of mechanical failure or need for repair or overhaul nor to grant any abatement of rent or management and air-conditioning fees in respect of such interruption and PROVIDED further that the Landlord shall only be responsible for carrying out any repair work which is of a structural nature if the necessity of such repair work is not due or attributable to the act, default or neglect of the Tenant or his servants or licensee in any way.

4.3.2 To provide cleaning services

To provide cleaning services to the common parts of the said building subject to the terms of the cleaning contract entered into between the Landlord and such cleaning contractor as shall be employed by the Landlord.

4.4 Directory

Subject to Clause 3.9, to provide at the cost of the Tenant if so requested by the Tenant directory strips bearing the Tenant's name to be affixed to the main directory board on the ground floor lobby of the said building and to the directory located on the same floor level as the said premises Provided that the colour design lettering of and material used for the said strips shall be at the sole discretion of the Landlord, its Manager and/or Agent.

5 Other Provisions

It is hereby further expressly agreed and declared as follows :-

5.1 Interest and disconnection of electricity, etc.

That if the Tenant shall have failed to pay the said rent on the date specified in Clause 1 hereof or shall have failed to pay rates, the said management and air-conditioning fees and all outgoings in respect of the said premises within 14 days after the same shall have become payable (whether formally demanded or not) the Landlord shall without prejudice to its other rights and remedies hereunder, be entitled to charge and the Tenant shall pay interest on the said arrears of the said rent or outstanding amount of rates, the said management and air-conditioning fees and all outgoings thereof at the rate of 0.05% per day shall be payable by the Tenant to the Landlord from the date the same are due until payment together with all solicitor's costs and disbursements on a solicitor and client basis incurred for demanding and enforcing payment of the said arrears or outstanding sums in Court or otherwise on demand and until payment the same shall be deemed a debt due and payable by the Tenant to the Landlord. Provided always that the Landlord shall in addition to the interest above, be entitled to disconnect or cause to disconnect electricity and/or water supply to the said premises in the event that any payments to be made to the Landlord hereunder shall be more than 30 days in arrears and the Tenant shall pay or indemnify the Landlord against all charges and expenses for reconnecting such electricity and/or water supply to the said premises.

5.2 Default in payment of rent

If the said rent hereby agreed to be paid or any part thereof shall be unpaid for 7 days after the same shall become payable (whether legally or formally demanded or not) or if the Tenant shall fail or neglect to observe or perform any of the agreements stipulations or conditions herein contained and on the Tenant's part to be observed and performed or if the Tenant shall become bankrupt, or being a corporation shall go into liquidation (whether compulsory

or voluntary) or if any petition for bankruptcy shall have been filed against the Tenant or if any petition for the winding up of the Tenant in case of a limited company shall have been filed, or if the Tenant shall otherwise become insolvent or make any composition or arrangement with creditors or shall suffer any execution to be levied on the said premises or otherwise on the Tenant's goods, then and in any of the said cases it shall be lawful for the Landlord at any time thereafter to re-enter on the said premises or any part thereof in the name of the whole whereupon this Agreement shall absolutely cease and determine but without prejudice to any right of action by the Landlord in respect of any breach or non-observance or non-performance of any of the agreements, stipulations and conditions herein contained and on the Tenant's part to be observed and performed and to the Landlord's right to deduct all loss and damage thereby incurred from the said deposit paid by the Tenant in accordance with Clause 2 hereof.

5.3 Re-entry by notice

A written notice served by the Landlord on the Tenant in manner hereinafter mentioned to the effect that the Landlord thereby exercises the power of re-entry and/or determination herein contained shall be a full sufficient exercise of such power without actual entry on the part of the Landlord.

5.4 Acceptance of rent

Acceptance of rent by the Landlord shall not be deemed to operate as a waiver by the Landlord of any right to proceed against the Tenant in respect of any breach non-observance or non-performance by the Tenant of any of the agreements, terms, stipulations and conditions herein contained and on the Tenant's part to be observed and performed.

5.5 Abatement of rent

If the said premises or the said building or any part thereof at any time shall be destroyed or so damaged by fire, (not attributable to the act or default of the Tenant), water, storm, wind, typhoon, Act of God, force majeure or any other cause beyond the control of the Landlord not attributable to the act or default of the Tenant as to render the said premises unfit for commercial use and the policy or policies of insurance effected by the Landlord shall not have been vitiated and payment of policy moneys shall not have been refused in whole or in part in consequence of any act or default of the Tenant or if at any time during the continuance of this Agreement the said premises or the said building shall be condemned as a dangerous structure or a demolition or closing order shall

become operative in respect of the said premises or the said building or the said premises is entirely inaccessible due to any cause whatsoever then the said rent hereby agreed to be paid or a fair proportion thereof according to the nature and extent of the damage sustained or order made shall cease to be payable until the said premises or the said building or part thereof shall have been restored or reinstated and shall be again rendered fit for occupation and use Provided Always that the Landlord shall be under no obligation to repair or reinstate the said premises or the said building or part thereof And Provided further that should the said premises or the said building or part thereof not have been repaired or reinstated in the meantime either the Landlord or the Tenant may after six months of the occurrence of the destruction or damage or order give to the other of them notice in writing to determine this present tenancy and thereupon the same and everything herein contained shall cease and be of no further effect and the Landlord shall return to the Tenant the said deposit paid hereunder but without prejudice to the rights and remedies of either party against the other in respect of any antecedent claim or breach of the agreements stipulations terms and conditions herein contained or of the Landlord in respect of the said rent payable hereunder prior to such notice.

5.6 Distress of rent

For the purposes of Part III of the Landlord and Tenant (Consolidation) Ordinance (Chapter 7) and any amendment(s) thereto and of these presents, the said rent payable in respect of the said premises shall be and be deemed to be in arrears if not paid in advance at the time and in manner hereinbefore provided for payment thereof.

5.7 Condoning not a waiver

No condoning, excusing or overlooking by the Landlord of any default, breach or non-observance, or non-performance, by the Tenant at any time or times of any of the Tenant's obligations herein contained, shall operate as a waiver of the Landlord's rights hereunder in respect of any continuing, or subsequent, default, breach or non-observance or non-performance, or so as to defeat or affect in any way the rights and remedies of the Landlord hereunder in respect of any such continuing, or subsequent default or breach, and no waiver by the Landlord shall be inferred from, or implied by, anything done or omitted by the Landlord unless expressed in writing, and signed by the Landlord. Any consent given by the Landlord shall operate as a consent only for the particular matter to which it relates and in no way shall be considered as a waiver or release of any of the

provisions hereof nor shall it be construed as dispensing with the necessity of obtaining the specific written consent of the Landlord in the future, unless expressly so provided.

5.8 Permission to enter and view

During the three months immediately preceding the expiration or sooner determination of the term hereby created the Tenant shall permit all persons having written authority from the Landlord to enter and view the said premises and every part thereof at all reasonable times and the Landlord shall be at liberty to affix and maintain without interference upon any external part of the said premises a notice stating that the said premises are to be let or to be sold and such other information in connection therewith as the Landlord shall reasonably require during the said period of three months.

5.9 Notices

Any notice required to be served hereunder, if to be served on the Tenant, shall be sufficiently served if addressed to the Tenant and sent by prepaid post to or delivered at the said premises or the Tenant's registered office or last known place of business or residence in Hong Kong and, if to be served on the Landlord, shall be sufficiently served if addressed to the Landlord and sent by prepaid post to or delivered to its agent, Henderson Sunlight Property Management Limited at Units 1307-8, 13th Floor, Dah Sing Financial Centre, 248 Queen's Road East, Wan Chai, Hong Kong or such place of business as shall from time to time be notified by the said agent.

5.10 Insurance

The Tenant shall effect and maintain during the currency of this tenancy third party insurance cover with an insurance company to be approved by the Landlord in writing in respect of liability for loss injury or damage to any person or property whatsoever caused through or by any act default or neglect of the Tenant which might give rise to a claim for indemnity pursuant to Clause 3.6.5 hereof. Such policy of insurance shall be endorsed to show the Landlord as registered owner of the said premises and as the co-beneficiary with the Manager of the said building under the policy and the insurance cover thereby effected shall be in an amount to be determined by the Landlord which in its absolute discretion thinks fit and shall contain a clause to the effect that the insurance cover thereby effected and the terms and conditions thereof shall not be cancelled modified or restricted without the prior consent of the Landlord. The Tenant hereby further undertakes to produce to the Landlord as and when

required by the Landlord such policy of insurance together with a receipt for the last payment of premium and a certificate from the insurance company that the policy is fully paid up and in all respect valid and subsisting.

5.11 Change of name of building

The Landlord shall at any time and from time to time during the said term be entitled to name the said building with any such name or style or names or styles as it in its sole discretion may determine and at any time and from time to time to change, alter, substitute or abandon any such names Provided that the Landlord shall give not less than one (1) month's notice to the Tenant to that effect and in respect thereof the Landlord shall not be liable in damages to the Tenant or be made a party to any other proceedings or for costs or expenses of whatsoever nature incurred by the Tenant as a result of such change.

5.12 Alterations to building

The Landlord reserves the right from time to time to improve extend add to or reduce the said building or in any manner whatsoever alter or deal with the said building (other than the demised premises) including but not limited to increasing or reducing the number of units in each floor of the said building to such numbers as the Landlord may in its absolute discretion think fit and the creation, alteration and extinguishment of any right of way to and from or along the said premises, the layout of the units in each floor of the said building and any other right of way, corridors and common areas in the said building and the Landlord shall not be liable for and the Tenant shall have no claim whatsoever against the Landlord in any event for any loss, damages or compensation whatsoever resulting directly or indirectly from the Landlord exercising such right.

5.13 Sale or redevelopment

Notwithstanding anything herein contained if the Landlord shall enter into a contract for the sale of the said building or any part thereof of which the said premises form part to a purchaser other than any subsidiary or holding company (as respectively defined in the Companies Ordinance) of the Landlord or if the Landlord shall resolve to redevelop the said building or any part thereof whether wholly by demolition and rebuilding or otherwise, or partially by renovation, refurbishment or otherwise (which intention shall be sufficiently evidence by a copy of the Resolution of its Board of Directors certified by its Secretary to be a true and correct copy) then in such event the Landlord shall be entitled to give not less than 6 calendar months' notice in writing to expire at

any time to terminate this tenancy, and immediately upon the expiration of such notice this tenancy shall terminate but without prejudice to the rights and remedies of the Landlord against the Tenant in respect of any antecedent claim or breach of any of the covenants restrictions stipulations or conditions herein contained. Redevelopment and/or refurbishing for the purposes of this Clause shall mean the demolition of the whole of the said building or a substantial part or parts (but not necessarily a major part) thereof whether or not including any main walls exterior walls or roof of the said premises and whether or not any part thereof is to be re-built or reconstructed in the same or any other manner.

5.14 No protection against eviction

To the extent that the Tenant can lawfully do so the Tenant hereby expressly agrees to deprive itself of all rights (i) to protection against eviction or ejectment afforded by any existing legislation or any amendments thereof applicable to the said premises or to this tenancy and (ii) to compensation and other rights afforded or provided by the Demolished Building (Re-Development of Sites) Ordinance and the Tenant agrees to deliver up vacant possession of the said premises to the Landlord on the expiration or sooner determination of the tenancy hereby created notwithstanding any rule of law or equity to the contrary. It is hereby mutually agreed by the parties hereto that in the event of any notice being served pursuant to section 3 of the Demolished Building (Re-Development of Sites) Ordinance or any re-enactment or amendment thereof this tenancy shall forthwith absolutely cease and determine.

5.15 Indemnity

The Tenant shall fully indemnify the Landlord against all claims demands actions and legal proceedings whatsoever made upon the Landlord in respect of any loss and damage by fire to any person whomsoever caused by or in any way owing to the negligence of the Tenant.

5.16 Conflict

5.16.1 The Regulations and Building Rules hereinbefore mentioned in Clauses 3.19 and 3.22 shall be supplementary to the terms and conditions contained in this Agreement and shall not in any way derogate from such terms and conditions. In the event of conflict between such Regulations and Rules and the terms and conditions of this Agreement shall prevail.

5.16.2 Exclusion of liability

The Landlord shall not be liable for any loss or damage however caused arising from any non-enforcement of the Regulations or Rules or the non-observance thereof by any third party.

5.17 Security

The Landlord shall not in any circumstances be liable to the Tenant or any other person whomsoever for the security or safekeeping of the said premises or any contents therein and in particular but without prejudice to the generality of the foregoing the provision by the Landlord of watchmen and caretakers or any mechanical or electrical systems of alarm of whatever nature shall not create any obligation on the part of the Landlord as to the security of the said premises or any contents therein and the responsibility for the safety of the said premises and the contents thereof shall at all times rest with the Tenant nor shall the said rent and other charges hereinbefore mentioned or any part thereof abate or cease to be payable on account of any of the foregoing.

5.18 Premises let on an "as is" basis

5.18.1 The Tenant hereby declares that he has inspected and is fully satisfied with and accepts in all respect the existing state, condition and finishes of the said premises. The said premises is let and will be let to the Tenant on an "as is" basis. The Landlord will deliver the said premises to the Tenant in the same state, condition and repair which the immediate outgoing tenant delivers to the Landlord. The Landlord shall not be required to do any work or repair to such state and condition of the said premises and the Tenant shall take the said premises in such state and condition and shall raise no objection whatsoever in relation thereto.

5.18.2 Notwithstanding the fact that the said premises are to be delivered to the Tenant on an "as is" basis, the Tenant hereby agrees that :-

5.18.2.1 in addition to the Tenant's obligation to yield up as hereinbefore provided, the Tenant shall at his own cost and expense reinstate the said premises to a "bare shell" condition at the expiration of sooner determination of the term hereby created Provided that the Landlord's fixtures and fittings within the said premises not intended to be destroyed or removed by the Landlord shall be kept in place intact; and

5.18.2.2 the Tenant shall for the purposes of such reinstatement allow sufficient time for the reinstatement work to be carried out to ensure that it can be completed on or before the said expiration or determination; and

5.18.2.3 the Tenant shall be responsible to make good any damages caused by such reinstatement work to the said premises and the Landlord's fixtures and fittings.

5.19 Interpretation

Unless the context otherwise requires, words herein importing the masculine gender shall include the feminine and neuter and words herein in the singular shall include the plural and vice versa.

6 Exclusion of Landlord's Liability

The Landlord shall not be liable to the Tenant or any other person whomsoever in respect of any loss or damage to person or property sustained by the Tenant or any other person caused by or through or in any way owing to

6.1 Failure of facilities

any defect in, or failure or breakdown of any of the services and facilities (insofar the same are provided for the use and enjoyment by the Tenant under the Agreement herein) for any reason whatsoever including negligent or wrongful acts or omissions by independent contractors, or

6.2 Suspension of supply

any failure, malfunction or suspension of the supply of water, electricity, lifts, escalator, central air-conditioning, ventilation system, fire warning and fighting apparatus and installations or other utility or service to or provided in the said building or the said premises for any reason whatsoever, or

6.3 Fire & flooding

fire or flooding or the overflow or leakage of water from any where within the said building or the said premises or the influx of rain water or sea water or due to choking of any pipe or drainage in or within the said building or the said premises, or

6.4 Pests

the activity of termites, cockroaches, rats, mice or other pests or vermin in the said building or the said premises.

Nothing in the aforesaid shall be construed as imposing on the Landlord any duty to insure against any of the above liabilities which the Tenant hereby declares that it shall not in any event hold the Landlord or its agent, servant or employee liable nor shall the said rent or the said management and air-conditioning fees abate or cease to be payable on account thereof.

7 Special Conditions

The parties hereto further agree that they shall respectively be bound by and entitled to the benefit of the Special Conditions (if any) set out in the **Part 10 of First Schedule**.

8 Default Of Tenant

For the purpose of these presents any act default neglect or omission of any guest visitor servant contractor employee agent invitee or licensee of the Tenant shall be deemed to be the act default neglect or omission of the Tenant.

9 Marginal Notes

The marginal notes are intended for guidance only and do not form part of this Agreement nor shall any of the provisions in this Agreement be construed or interpreted by reference thereto or be in any way affected or limited thereby.

10 Key Money

The Tenant hereby expressly declares that for the grant of the said term no key money or other premium or consideration has been paid to the Landlord or to any person.

11 Exclusion of Warranties

This Agreement sets out the full agreement reached between the parties and supersedes all previous agreements whether parol or in writing express or implied between the parties hereto and no other representations have been made or warranties given relating to the said building or the said premises.

12 Interpretation

In this Agreement where the context so admits :

(a) The words importing the singular number only include the plural number and vice versa;

(b) Where there are two or more persons included in the expression "the Tenant" covenants expressed to be made by the Tenant shall be deemed to be made by such persons jointly and severally. The Tenant shall be jointly and severally liable for the obligations to be performed and observed on the part of the Tenant and every agreement and undertaking on their part shall be construed

accordingly. Any notice served in pursuance of this Agreement on and/or any debit note payment advice, correspondence, receipt etc. sent to any one of the Tenant shall be deemed to be sufficiently served on and sent to all and each of the Tenant. Repayment of the said deposit by the Landlord to any one of the Tenant shall be a full and sufficient discharge of the Landlord's obligation to repay the said deposit to all the Tenant hereunder;

(c) Reference to "Hong Kong" means the Hong Kong Special Administrative Region; and

(d) Reference to "the Hong Kong Government" or "the Government" means the Government of the Hong Kong Special Administrative Region.

AS WITNESS whereof the hands of the parties hereto the day and year first above written.

FIRST SCHEDULE

Particulars and Special Conditions

Part 1
The Landlord

SEIREN INVESTMENT LIMITED (實盈置業有限公司) (Company No.239363) whose registered office is situate at 30th Floor, Dah Sing Financial Centre, 248 Queen's Road East, Wan Chai, Hong Kong.

Part 2
The Tenant

GRAND CENTURY HOLDING COMPANY LIMITED (盛譽控股有限公司) (Company No.892949) whose registered office is situate at 14th Floor, Edward Wong Tower, 910 Cheung Sha Wan Road, Lai Chi Kok, Kowloon, Hong Kong.

Part 3
The said premises

ALL THOSE OFFICE NO.8 and OFFICE NO.9 on the EIGHTH FLOOR of KWONG WAH PLAZA, NO.11 TAI TONG ROAD, YUEN LONG, NEW TERRITORIES ("the said building") erected on ALL THAT piece or parcel of ground registered in the Land Registry as LOT NO.4015 IN DEMARCATION DISTRICT NO.120 ("the Land") which said offices are for the purpose of identification only shown on the Floor Plan annexed hereto and thereon coloured Pink and marked "Annexure A".

Part 4
The said term

Three (3) years commencing on the 30th day of May 2023 and expiring on the 29th day of May 2026 (both days inclusive).

Part 5

The said rent

Dollars Fifty Eight Thousand Four Hundred And Twenty Two Only (HK$58,422.00) Hong Kong Currency per month (exclusive of the said rates and the said management fees) payable on the 1st day of each and every calendar month.

Part 6

The said management fees

Dollars Four Thousand Seven Hundred And Two Only (HK$4,702.00) Hong Kong Currency per month subject to review from time to time.

Part 7

The said rates

Dollars Two Thousand Nine Hundred And Twenty Two Only (HK$2,922.00) Hong Kong Currency per month subject to review from time to time.

Part 8

The said deposit

Dollars One Hundred And Seventy Five Thousand Two Hundred And Sixty Six Only (HK$175,266.00) Hong Kong Currency.

Part 9

The said user

Restricted to use the said premises as an office and for no other purpose whatsoever.

Part 10

Special Conditions

1. The Tenant confirms that the Tenant is not a connected person of Sunlight Real Estate Investment Trust. For the purpose of this Agreement, "connected person" has the meaning given to such term in the Code on Real Estate Investment Trusts issued by the Securities and Futures Commission of Hong Kong (as amended, supplemented or replaced from time to time). The Tenant shall forthwith notify the Landlord in writing as soon as the Tenant becomes or is aware of its being a connected person of Sunlight Real Estate Investment Trust at any time during the said term.

2. Each party shall bear its own legal costs incidental to the preparation and completion of this Agreement and the stamp duty (including penalty, if any) shall be borne by the Landlord and the Tenant in equal shares. All disbursements charged by the Landlord's solicitors (including but not limited to land search fees, business registration search fees, company search fees, bankruptcy search fees, winding up search fees and Land Registry registration fees) shall be borne by the Tenant solely.

3. Notwithstanding anything hereinbefore contained, two (2) months commencing on the 30th day of May 2023 and expiring on the 29th day of July 2023 (both days inclusive) of the said term shall be rent-free. For the avoidance of doubt, it is expressly agreed that, notwithstanding the said rent-free period, the Tenant shall pay and discharge punctually the said rates, the said management fees and all other outgoings chargeable in respect of the said premises at all times during the said term, inclusive of the said rent-free period.

4. The said premises are let to the Tenant on an "as is" basis. The Tenant hereby declares that it has inspected and is fully satisfied with and accepts in all respects the existing state, condition, finishes and repair of the said premises and the fixtures, fittings and decoration therein ("the said state and condition"). The Tenant agrees to deliver vacant possession of the said premises to the Landlord upon expiration or sooner determination of this Agreement in accordance with clause 3.40 hereof and the Tenant is required to reinstate the said premises to bare-shell condition by removing all fixtures and fittings at the said premises (save only for the provision of the Landlord) and deliver to the Landlord the said premises in clean and tidy condition to the satisfaction of the Landlord OR to clean and leave behind all or any fixture and fittings and addition to the said premises and the Tenant is bound to comply with such request and render full assistance in respect thereof. The Tenant hereby acknowledges that the said state and condition are not the Landlord's standard provision.

5. The Tenant acknowledges that the Landlord has not given any warranty or representation whatsoever on the completeness and the working condition of the said state and condition of the said premises and as to whether the said state and condition comply with any rules and regulations laid down by the relevant Government authorities for the Tenant to obtain any licence and/or any such licence(s) approval(s) permit(s) from the relevant Government authorities in relation to the business to be carried out in the said premises by the Tenant. The Landlord shall not be responsible if the said state and condition shall be damaged or defective or lost at the time of takeover of the said premises by the Tenant and during the term of tenancy, the Tenant shall be responsible for the repair costs thereof. In addition, the Tenant is not entitled to claim

against the Landlord for any compensation whatsoever or abatement of rent or rent free period and the Tenant is not entitled to terminate this Agreement.

6. The Tenant understands that the electricity supply system at the said premises is an installation left behind by the immediate outgoing tenant and not the standard provision supplied by the Landlord. No warranty is given or deemed to be given by the Landlord as to the function and condition of the said electricity supply system or as to whether it is permissible or in compliance with or in accordance with the existing statutes, rules and regulations. Subject to obtaining the prior written consent and approval of the Landlord and employing only contractor(s) which is/are of reasonably competent skill recommended or priorly approved by the Landlord, the Tenant may at its own costs and expenses alter or reinstall the said electricity supply system and/or increase its supply capacity Provided That no warranty is given or deemed to be given by the Landlord as to whether any of the said works are feasible or permissible in law. The Tenant shall at its own cost and expense install the main cable of the said premises subject to obtaining the prior written consent and approval of the Landlord (which said approval the Landlord may grant or withhold or grant subject to such conditions as the Landlord may at its absolute discretion think fit) and employing only contractor(s) which is/are of reasonably competent skill recommended or priorly approved by the Landlord.

7. Notwithstanding that the said premises are to be delivered to the Tenant on an "as is" basis, the Tenant hereby agrees that :-

   (a) in addition to the Tenant's obligation to yield up as hereinbefore provided, the Tenant shall, if so required by the Landlord, at its own cost and expense reinstate the said premises to a "bare shell" condition to the satisfaction of the Landlord at the expiration or sooner determination of the term hereby created Provided that the Landlord's fixtures and fittings within the said premises not intended to be destroyed or removed by the Landlord shall be kept in place intact; and

   (b) the Tenant shall for the purposes of such reinstatement allow sufficient time for the reinstatement work to be carried out to ensure that it can be completed on or before the said expiration or determination; and

   (c) the Tenant shall be responsible to make good any damages caused by such reinstatement work to the said premises and the Landlord's fixtures and fittings.

8. The Tenant shall submit three (3) full sets of decoration plans with specifications for the Landlord's prior approval before commencement of any fitting-out works. The Tenant understands that it is responsible for fitting-out the said premises and that the Tenant has to obtain the Landlord's prior written approval ~~to~~ for any works or alterations

which it intends to carry out at the said premises. The Tenant agrees to carry out all fitting-out and decoration works in accordance with the stipulations given by the Landlord from time to time to the Tenant. The Tenant further agrees not to start any work or decoration at the said premises until it has duly taken over the said premises and obtained the Landlord's written approval to its proposals for fitting-out and the Tenant shall full comply with the conditions set out herein. The Tenant also agrees that all fitting-out works and any alterations (as may be required or allowed by the Landlord) to the various services, fixtures and fittings provided by the Landlord occasioned by and as a result of its fitting-out will be carried out at its own cost and expenses, including the payment or reimbursement of the professional fees reasonably incurred by the Landlord in considering and approving the Tenant's plans for fitting out.

9. Notwithstanding anything contained herein, the Tenant shall upon the signing hereof or upon the commencement of the said term, whichever is earlier, pay to the Landlord a sum of HK$695.50 being the costs for approving the fitting out plans drawings and specifications of the fitting out or decoration of the said premises. The Tenant understands that the approval of the said plans drawings and specification by the Landlord does not represent or warrant that such fitting out work is feasible and/or approval of relevant Government or public authorities in respect of the above will be granted. The Tenant hereby agrees that it will, if necessary, at its own expenses apply for any requisite approval or permit or consent from relevant Government or public authorities including but not limited to the Buildings Department in respect of the carrying out of such fitting out or decoration work and the Tenant shall not be entitled to claim any compensation, any extra rent-free period, reduction of rent or abatement of rent by reason of any delay in the granting of any of the aforesaid approval or permit or consent. The Tenant hereby warrants that all fitting out work or decoration of the said premises will comply with all regulations and rules of relevant Government or Public Authorities and all ordinances of the Hong Kong Special Administrative Region. The Tenant shall indemnify the Landlord against any losses damages claims demands actions and proceedings whatsoever arising from the Tenant's breach of the above warranty.

10. Without affecting the generality of Clause 3.4 hereof, the Tenant shall indemnify the Landlord against any loss damage and injury caused to the Landlord and/or to any person whomsoever directly or indirectly through fitting out or decoration or renovation or refurbishment of the said premises by the Tenant or its contractors or servants or the use of the said premises by the Tenant and against all costs claims demands actions and legal proceedings whatsoever made upon the Landlord by any person in respect of such loss damage and injury and all costs and expenses incidental thereto. In this respect,

the Tenant shall effect and maintain at its own costs adequate insurance cover in respect of such risks with an insurance company of good reputation. The insurance policy shall also be endorsed to show the interest of the Landlord as registered owner of the said premises and co-beneficiary with the management agent/Manager of the said building under the policy. The insurance cover effected by such policy shall be in such amount as reasonably determined by the Landlord. A copy of approved policy of insurance taken out by the Tenant shall be submitted to the Landlord before commencement of any approved fitting out or decoration or renovation or refurbishment works and the Tenant's compliance with this Condition shall be a condition precedent for the commencement of any approved fitting out or decoration or renovation or refurbishment works by the Tenant.

11. The Tenant shall upon the signing of this Agreement or the commencement of the said term, whichever is the earlier, pay to the Landlord a sum of HK$29,211.00 being the Premises Damage and Reinstatement Deposit to secure the due performance and observance of the Tenant's obligations during the period of fitting-out and to secure that the Tenant shall yield up and reinstate the said premises in accordance with the terms of this Agreement at the expiration or sooner determination of this tenancy provided that in the event of any breach, non-observance or non-performance by the Tenant of any of the said agreements, stipulations or conditions, the Landlord shall be entitled to terminate this Agreement and, without prejudice to other rights and remedies, to forfeit the said Premises Damage and Reinstatement Deposit. Notwithstanding the foregoing, the Landlord may in any such event at its option elect not to terminate this Agreement and forfeit the Premises Damage and Reinstatement Deposit but to deduct therefrom the amount of any damage or loss suffered or may be suffered by the Landlord in consequence of such breach, non-observance or non-performance by the Tenant and if the amount of Premises Damage and Reinstatement Deposit is insufficient to compensate and indemnify for the damage and loss suffered or may suffer by the Landlord, it shall be a condition precedent to the continuation of the tenancy for the Tenant to forthwith pay to the Landlord such further sum as demanded by the Landlord to make up any shortfall. The Tenant shall also pay to the Landlord the amount so deducted from the Premises Damage and Reinstatement Deposit so that the same shall remain to be in the sum of HK$29,211.00 at all times during the currency of the said term and provided further that if the Tenant shall fail to reinstate the said premises in accordance with any of the term hereof at the expiration or sooner determination of this tenancy, the Landlord shall be entitled to forfeit the Premises Damage and Reinstatement Deposit and to claim further losses and damages suffered or may suffer by the Landlord in this respect. Subject as aforesaid, the said Premises Damage and

Reinstatement Deposit shall be refunded to the Tenant by the Landlord without costs interest and compensation within thirty (30) days after the expiration or sooner determination of this Agreement and upon delivery of vacant possession of the said premises and completion of the reinstatement of the said premises in accordance with the provisions of this Agreement to the satisfaction of the Landlord and the settlement of the last outstanding claim by the Landlord, whichever is the later.

12. The Tenant understands that two (2) No(s). of split-type air-conditioning fan-coil unit(s) has/have already been installed at the said premises (as coloured orange on the Floor Plan attached hereto) connected to condenser/compressor unit(s) located on the air-conditioning platform outside the said premises (as coloured green on the Floor Plan attached hereto). The Tenant further acknowledges and agrees that :-

(a) the split-type air-conditioner(s) including the fan-coil unit(s) (if any) and condenser/compressor unit(s) are part of the air-conditioning system (hereinafter collectively called "the split-type air-conditioner") and included in this letting to the Tenant;

(b) the Tenant shall, throughout the said term, be responsible for the regular cleansing, repair, maintenance, upkeep and (if necessary) replacement of the split-type air-conditioner at the Tenant's own cost;

(c) the Tenant shall be solely responsible at its own costs and expenses for the security, safe-keeping and operation of the split-type air-conditioner and shall ensure that they are in a safe working condition and shall avoid damage to other's property or injury to other persons. The Tenant shall be fully responsible for and shall keep the Landlord indemnified against all loss, damage, injury, claims, demands, liability, costs and expenses which the Landlord or any other party(ies) may incur or suffer as a result of or in connection with the use, operation, state, condition or loss of or accident caused by or associated with the split-type air-conditioner. The Tenant shall at its own costs and expenses effect and maintain proper and sufficient insurance coverage for the aforesaid matters, including but not limited to third party liability insurance against loss or damage of the split-type air-conditioner. The policy of insurance so effected shall be endorsed to show the interest of the Landlord therein as registered owner of the said premises and the management agent as co-beneficiary with the management agent under the policy; and

(d) upon the expiration or sooner determination of this Agreement, the Tenant shall clean or caused to be cleaned the split-type air-conditioner by contractor(s) which is/are of reasonably competent skill recommended or priorly approved by the Landlord at the Tenant's costs (including costs of inspection and cleaning)

and yield up to the Landlord the split-type air-conditioner in good, clean, tenantable repair and condition to the Landlord's satisfaction.

13. The Tenant shall assume the right of the Landlord to grant the tenancy hereby created and shall not require any evidence of the Landlord's title to the said premises, or raise any objection, requisition or enquiry in respect of it.

14. The Tenant understands that the said management fees do not include the charges for removal of refuse, garbage and debris directly or indirectly caused by the fitting out or decoration of the said premises and the refuse, garbage and debris generated from the Tenant's business at the said premises. The Tenant hereby shall at its own costs remove all such refuse, garbage and debris caused by the said fitting out/decoration or business.

15. The Tenant further acknowledges that the said management fees do not include the removal of refuse (wet and dry), waste and garbage generated from or caused by the Tenant's use of the said premises in accordance with this Agreement and the Tenant shall employ contractor(s) which is/are of reasonably competent skill recommended or priorly approved by the Landlord to remove the same regularly at the Tenant's sole expense.

16. The Tenant agrees and undertakes to handle the medical waste generated from or caused by the Tenant's use of the said premises (including but limited to the waste water) properly in accordance with the laws and regulations laid down by the relevant Government authorities, failing which and upon warning (whether orally or in writing) by the Landlord and if the Tenant still fails to rectify such breach, the Landlord shall be entitled to forfeit all the deposits paid by the Tenant to the Landlord and terminate this Agreement by giving fourteen (14) days' notice in writing. Upon termination of this Agreement, the Tenant shall clean reinstate and deliver possession of the said premises to the Landlord in accordance with the terms of this Agreement and the Tenant shall also settle and pay to the Landlord all outstanding sums payable under this Agreement up to and including the date of termination and the Landlord shall be entitled to re-enter and repossess the said premises free from any rights or interest of the Tenant but without prejudice to any of the Landlord's antecedent rights or remedies against the Tenant in respect of any breach of condition or other term of this Agreement by the Tenant accrued before the said termination and the Landlord shall be entitled to re-let the said premises to such other party or parties at such rent and on such terms and conditions as it may in its absolute discretion deem appropriate but without prejudice to the Landlord's rights to recover from the Tenant any loss and damages that it may have sustained as a result of the Tenant's breach hereof. In such event, the Tenant shall not

have any claim and is not entitled to any compensation whatsoever against the Landlord.

17. The Tenant hereby agrees and undertakes that the Tenant shall at its own costs apply for a Business Registration Certificate in the name of the Tenant only with the principal place of business at the said premises and shall supply a copy of the Business Registration Certificate to the Landlord forthwith upon receipt of the said certificate. The Tenant shall also upon the request by the Landlord or its agent from time to time during the said term provide a copy of valid Business Registration Certificate of the said premises for the Landlord's record and the Tenant shall have no objection thereto.

18. The Tenant acknowledges that water system has been installed at the said premises. The Tenant can subject to technical feasibility carry out alteration or additional works thereto at its own cost in order to suit its design or intended user of the said premises Provided that prior written approval of the Landlord has been obtained before commencement of the said alteration or addition works which shall be carried out only by contractor(s) which is/are of reasonably competent skill recommended or priorly approved by the Landlord at the Tenant's costs.

19. In the event that the Tenant shall alter the fire fighting system at the said premises, the Tenant shall obtain prior written consent from the Landlord before commencement of any work and all the approved works shall be done by contractor(s) which is/are of reasonably competent skill recommended or priorly approved by the Landlord at the Tenant's own cost and expense. At the expiration or sooner determination of this Agreement, the Tenant shall reinstate the altered fire fighting system to its original state and condition at its own costs by employing contractor(s) which is/are of reasonably competent skill recommended or priorly approved by the Landlord.

20. The Landlord does not represent or warrant that the said premises is suitable for the purpose for which the Tenant proposes to use the same and upon taking over of possession of the said premises from the Landlord the Tenant shall satisfy himself or shall be deemed to have satisfied himself that the said premises are suitable for the purpose for which the Tenant proposes to use. The Tenant shall apply for all necessary licence(s) from all relevant Government Authorities such as Buildings Department, Lands Department, Food and Environmental Hygiene Department, Fire Services Department, Environmental Protection Department, etc. in relation to any work and business to be carried out in the said premises and renovate the said premises in compliance with the relevant laws and requirements, and such work and business shall be entirely of the Tenant's responsibility. The Tenant undertakes not to make any claims against the Landlord for any compensation in any form whatsoever or reduction of rent or extension of rent-free period and is not entitled to terminate or rescind this

Agreement due to any failure or delay in its application for the licence(s). The Tenant further understands that it may have to carry out alteration or additional works at its own costs to the Landlord's fittings and installations (if any) at the said premises in order to suit its design or intended user of the said premises, PROVIDED always that all the fitting-out, design and alteration proposals shall have been first submitted by the Tenant to and approved in writing by the Landlord.

21. The Tenant understands that the technical specifications of the said premises (including but not limited to the electricity supply, fire services (if any), plumbing and drainage (if any), fresh air intake and exhaust (if any) and gas supply (if any)) and other building facilities are to be designed by the Landlord's E & M consultants at its sole discretion. The Tenant acknowledges that the said technical specifications may not suit its nature and style of business and may not fit its own fitting out proposal. Any alteration/additional works requested by the Tenant shall be subject to the Landlord's final approval in writing and must be carried out by contractor(s) which is/are of reasonably competent skill recommended or priorly approved by the Landlord at the Tenant' expense. If the Tenant shall in anyway alter and/or modify the aforesaid technical specifications to suit its business and/or to comply with the regulations laid down by the relevant authorities for applying necessary licences, the Tenant shall, prior to the commencement of any works in relation thereto, submit for the Landlord or its agent's approval all relevant information, proposals, specifications and plan(s) in respect thereof and obtain the Landlord's written approval. The Tenant understands and acknowledges that the approval of the Landlord to any of the aforesaid alterations and modifications is made on the basis in compliance with the regulation prescribed by the Landlord and does not guarantee that such decoration installation approved alterations and modifications will satisfy and be suitable for the purpose of which the Tenant proposes to use it or applying for any requisite licences permits from an competent authority for carrying on of the Tenant's business thereat the said premises. All approval works in connection with alterations and modifications to the aforesaid technical specifications shall only be carried out by contractor(s) which is/are of reasonably competent skill recommended or priorly approved by the Landlord or its agent at the Tenant's expense. If any of such alterations and modifications works takes place in common area, including but not limited to main switch room and transformer room, the Tenant must at his own costs obtain prior approval from the Manager of the said building before commencement of any work which approved works must be carried out by contractor(s) which is/are of reasonably competent skill recommended or priorly approved by the Landlord at the Tenant's expense.

22. If the Tenant shall be required by the relevant Government authorities to apply for licences for its business, the Tenant shall make the application by itself and renovate the said premises in compliance with the relevant laws. The Tenant shall in no circumstances be entitled to rescind this Agreement or claim against the Landlord for rent reduction and/or ask for extension of rent-free period and/or compensation in any form whatsoever due to any failure or delay in its application for the licences.

23. The Tenant shall use its best endeavour to apply for the necessary licence or licences permit or permits approval or approvals from the relevant authorities. In the event that the user violates the Government Grant and/or Occupation Permit of the said building, the Tenant may, without prejudice to the generality of the foregoing, request the Landlord in writing to assist the Tenant to apply for the necessary temporary waiver letter/short-term waiver/short-term agreement for change of user for the said premises ("the said application"). The Tenant understands and accepts that all costs and expenses incurred by the Landlord of and incidental to the said application shall be borne by the Tenant solely (including but not limited to the waiver/processing/approval fee charged by the Government). For the avoidance of doubt, the Landlord does not warrant or guarantee that any such temporary waiver letter/short-term waiver/short-term agreement for change of use of the said premises will be granted and obtained.

24. (a) Notwithstanding anything herein contained and notwithstanding any law to the contrary, if the Landlord shall resolve to sell demolish rebuild or redevelop (including but not limited to construction of new buildings or additions to the said building) or refurbish the said building or any part thereof which includes the said premises (which intention shall be sufficiently evidenced by a copy of the Resolution of its Board of Directors certified by its Secretary to be a true and correct copy) then in such event the Landlord shall be entitled to give not less than 6 months' notice in writing to expire at any time to terminate this tenancy, and immediately upon the expiration of such notice the tenancy created hereunder shall be terminated and any optional rights (if any, whether the same have been exercised by the Tenant or not) and/or any unexpired rent-free periods (if any) shall be extinguished and determined but without prejudice to the rights and remedies of either party against the other in respect of any antecedent claim or breach of any of the agreement or stipulations herein set out. The Tenant shall yield up and reinstate the said premises in a good clean and tenantable conditions and deliver vacant possession of the said premises to the Landlord and to make good all damage caused thereof to the entire satisfaction of the Landlord upon the expiration of the said notice and the Tenant shall not be

entitled to claim any damages or compensation or relief in respect of such early determination of the tenancy created hereunder and the early extinguishment and determination of any optional rights (if any) and/or any unexpired rent-free periods (if any).

(b) In the event that the Landlord shall alter, add, expand or vary the location and/or the area of the passage way, exit, staircase, escalator, lobby, shopfront and/or glass door and/or signage of any shop and unit, toilets and all other facilities of the shopping arcade and office tower of Kwong Wah Plaza, such alteration, addition, expansion or variation may include and/or involve the location and/or the design of the shopfront and/or the glass panel and/or the glass door and/or the signage of the said premises, the Tenant agrees that it shall not make any objection in relation thereto and will use its best endeavors to cooperate and coordinate with the Landlord and allow contractor(s) which is/are of reasonably competent skill recommended or priorly approved by the Landlord to carry out the required works within the said premises ("the said works"). The Tenant further agrees that if there is any reduction in the floor area of the said premises and/or if the Tenant and/or its business at the said premises is affected or if there is any inconvenience interference or disturbance to the Tenant and/or its business due to the carrying out of the said works or other works, the Tenant shall not be entitled to rescind this Agreement or to claim for any rent free period, rent reduction or any other compensation or damages against the Landlord.

25. Notwithstanding anything in this Agreement contained, should the Tenant fail to pay rent, the said rates, the said management fee and other charges payable under this Agreement within 14 days after the same shall have become payable (whether formally demanded or not), the Landlord shall without prejudice to its other rights and remedies herein contained (including its right to forfeit and re-enter the said premises), be entitled to charge and the Tenant shall pay interest on the arrears of rent and outgoings at the rate of 0.05% per day and the interest shall be payable by the Tenant to the Landlord from the date the arrears of rent and outgoings are due until payment together with all reasonable costs and disbursements incurred for demanding and enforcing payment of the arrears of rent and outgoings by the Landlord. In the event of any conflict between this special condition and any terms and conditions of this Agreement, this provision shall prevail.

26. The Landlord shall demolish the partitioning wall between Office No.8 and Office No.9 of the said premises and erect a partitioning wall between Office No.7 on the 8th Floor of the said building and Office No.8 of the said premises before the commencement of

the said term. The Tenant understands and acknowledges that if the Landlord fails to complete the said demolition and erection work before the commencement date of the said term and thus is unable to deliver vacant possession of the said premises to the Tenant on 30th May 2023, the commencement of the tenancy hereby created shall be postponed to the seventh (7th) day after the date of issuance of a commencement notice thereof by the Landlord or the Landlord's solicitors to the Tenant or the Tenant's solicitors and that the said term and the rent-free period shall in any event remain to be three (3) years and two (2) months respectively commencing from the postponed commencement date. The Landlord shall not be liable for any damages which may be sustained by the Tenant as a result of such postponement of the commencement of this Agreement and the Tenant shall not be entitled to annul this Agreement.

27. The Tenant understands that the Landlord shall demolish the partitioning wall between Office No.8 and Office No.9 of the said premises and erect a partitioning wall between Office No.7 on the 8th Floor of the said building and Office No.8 of the said premises on or before the commencement of the said term in accordance with the Landlord's specification and standard and shall carry out all incidental alteration works to the electrical and mechanical installation. The Tenant shall also at its own costs and expenses remedy the unevenness of flooring after demolition of the said partitioning wall and the Landlord shall not be responsible in relation thereto. The Tenant understands and acknowledges that the Tenant is not required to demolish the partitioning wall between Office No.7 on the 8th Floor of the said building and Office No.8 of the said premises and erect the partitioning wall between Office No.8 and Office No.9 of the said premises upon expiration or sooner determination of this Agreement.

28. The Tenant understands that "Winson Property Consultants Limited" is the estate agent of the Landlord and the Tenant does not object to the giving by the Landlord to the said estate agent any commission.

29. No person other than the parties to this Agreement will have any right under the Contracts (Rights of Third Parties) Ordinance to enforce or enjoy the benefit of any of the provisions of this Agreement. Application of the Contracts (Rights of Third Parties) Ordinance is hereby expressly excluded.

SECOND SCHEDULE

Fitting Out Regulations

1. Prior to the commencement of decoration works to the said premises the Tenant shall at his own cost prepare and submit to the Landlord suitable drawings and specifications of the works to be carried out by the Tenant together with schematic sketches showing intent as the Tenant's design and layout proposal (hereinafter collectively called "the Tenant's Plans") to enable the said premises to be fitted out and completed for the purposes specified in this Agreement. The Tenant's Plans shall, without limitation :-
   (a) Include detailed drawings, plans and specifications for all partitioning as well as for the air-conditioning layout.
   (b) Include detailed drawings, plans and specifications of all electrical installations which shall be connected to the electrical systems installed by the Landlord.
   (c) Include details of any proposed amendments, additions or alterations to any electrical mechanical or other building services.
   (d) Comply with all relevant Ordinances, Regulations and Bye-laws from time to time issued by the Government of Hong Kong.
2. If the Tenant shall fit out or do any alteration work to the said premises, the Tenant shall obtain the prior written approval from the Landlord in accordance with the terms hereof before commencement of the relevant work. The Tenant shall also before the commencement of such work deposit with the sum of HK$29,211.00 being the Premises Damage And Reinstatement Deposit to secure the due performance and observance of the Tenant's obligations to reinstate in its original state of the premises after the expiration or sooner determination of this Agreement. The Premises Damage and Reinstatement Deposit shall be refunded to the Tenant by the Landlord without interest within thirty days after the expiration or sooner determination of this Agreement upon delivery of vacant possession of the said premises and completion of the reinstatement of the said premises to its original state to the satisfaction of the Landlord.
3. In order to enable the building services of the said building to be effectively co-ordinated and controlled the Tenant agrees that all electrical wiring and other electrical works and approved alterations to the building services in or for the said premises shall be carried out at the Tenant's expenses only by contractor(s) which is/are of reasonably competent skill recommended or priorly approved by the Landlord.
4. The Landlord will consider the Tenant's Plans and may in its discretion accept or reject the Tenant's Plans or any part of them as it thinks fit within 21 days after submission.

5. If requested by the Landlord, the Tenant shall pay and discharge all mechanical, engineering and structural engineering consultant's fees and expenses and all administrative costs of the Landlord in connection with the consideration and approval of the Tenant's Plans or any modifications or amendments thereof and shall keep the Landlord fully indemnified against such fees and expenses.
6. The Tenant hereby acknowledges that any delay howsoever occasioned either on the Tenant's part in submitting or resubmitting the proposed plans and specifications referred to in this Schedule or on the part of the Landlord in approving the same will not entitle him to any extension of the said rent-free period.

THIRD SCHEDULE

Building Regulations

1. Co-operation with Landlord

   (a) The Landlord reserves the right to prevent access to any Reserved Common Parts within the said building by any persons whose presence therein may in the opinion of the Landlord be prejudicial to the security, safety, character, reputation of the Landlord, the said building and the owners, tenants and occupiers of the said building.

   (b) The Tenant shall co-operate with the Landlord to maintain a uniform external appearance of the said building and shall not use or install anything in the interior of the said premises which affects the external appearance from the outside. In particular, but without in any way limiting the foregoing no flag-pole may be erected and no flag or similar item shall be flown or displayed from windows or from elsewhere in or upon the said building without the prior written consent of the Landlord.

   (c) Without prejudice to its rights under this Agreement, the Landlord may take such action as may be necessary to remedy any violation of this regulation on the part of the Tenant.

2. The Tenant may not use handcarts or trolleys inside the said building except with the consent of the Landlord and such consent may be withdrawn if the Tenant, his employees, agents or licensees fail to exercise due care in the use and operation of any such handcarts or trolleys.

3. Removal of furniture

   (a) For security reasons, removal of furniture, fittings and equipment shall be carried out only after prior notification to and agreement by the Landlord.

   (b) Notwithstanding the foregoing, the Landlord shall not be responsible for any loss or damage to any furniture, fittings or equipment nor shall the Landlord be responsible for or entertain any claim whatsoever arising from any delay or alleged delay in the issue of removal permits or by reason of the failure by the Tenant to apply for a removal permit during office hours.

4. The Landlord reserves the right to prescribe the times at which and the manner in which crates and other heavy equipment, fittings, furniture and other bulky articles and goods shall be conveyed in the lifts and the right to prohibit the carriage in the lifts of any object larger or heavier than that for which the same are designed.

5. Access to Building

(a) The Landlord shall in no case be liable for any claims or damage relating to the admission or exclusion of any person to or from the said building in accordance with the provisions of these regulations.

(b) The Landlord reserves the right to prohibit all access to the said building during typhoons or during periods of public disturbance or civil commotion.

6. Breakdown of air-conditioning

(a) Except in the case of emergency, such as fire or the breakdown of the air-conditioning system, all windows in the said building shall at all times remain closed.

(b) No carpet, rug or other article shall be hung or shaken out of any windows of the said building and the Tenant shall not sweep or throw or permit to be swept or thrown from the said premises any dirt, dust or other substance whatsoever either outside the windows or into any of the public areas or lifts.

7. Canvassing, soliciting for business and peddling in the said building are prohibited and the Tenant shall co-operate with the Landlord in preventing the same or any similar nuisance.

8. All employees of the Landlord are forbidden while on duty to do anything outside the scope of their regular duties unless under special instructions from the Manager and the Tenant shall not request or instruct any such employee to undertake any task of any kind whatsoever for the Tenant.

9. The duplicate keys for entrance to the said premises, which are kept sealed and held in safe custody by the Landlord, are for emergency use only. Unless authorised in writing by the Tenant and approved by the Landlord, no application for the use of the duplicate keys for any other purpose will be entertained.

10. Close of Business

(a) At the end of each business day, the Tenant shall ensure that :-

(i) The said premises are locked so as to prevent unauthorised access thereto.

(ii) All negotiable instruments and documents or chattels of value (other than fixtures, fittings and business equipment) are effectively secured against accidental destruction or damage, theft or misappropriation.

(iii) All electrical business machines and equipment are disconnected and rendered harmless.

(iv) All taps, faucets and other water appliances under the control of the Tenant are effectively turned off.

(v) All electricity and gas supplies are turned off (with the exception of the electricity supply needed to keep in operation the telex telephone and similar equipment).

(vi) All the air-conditioning fancoil units controlled from within the said premises are turned off.

(b) The Tenant shall make good all loss, damage or injury sustained by the Landlord or any other tenant or occupier of the said building by reason of any failure to observe the provisions of this regulation.

11. The Tenant shall not hang display or otherwise place or leave or suffer or permit to be hung displayed placed or left by any contractor employee invitee or licensee of the Tenant any goods items of merchandise or belongings of the Tenant in front of or outside the said premises or in the staircases passages or landings of the said building used in common with other tenants or the Landlord.

12. Toilet Facilities

(a) The washing and toilet facilities built and erected on the relevant levels of the said building and any other water appliances or apparatus shall not be used for any purpose other than that for which they have been installed and no rubbish or other material or substance of any kind whatsoever may be deposited therein.

(b) The expense of any breakage, stoppage or damage resulting from any violation of this regulation shall be borne by the Tenant who, or whose employees, agents or licensees, shall have caused it.

13. Cleaning services for the said premises shall be carried out at the Tenant's own costs and expenses only by contractor(s) which is/are of reasonably competent skill recommended or priorly approved by the Landlord. No other person will be permitted entry to the said building to carry out services of this nature.

14. These regulations are intended to apply to all tenants in the said building but may be modified at the Landlord's discretion by the Landlord in writing.

15. These regulations are supplementary to the terms and conditions contained in the Tenancy Agreement and shall not in any way derogate from such terms and conditions. In the event of any conflict between these regulations and the terms and conditions of the Tenancy, the terms and conditions of the Tenancy shall prevail.

16. The Landlord reserves the right at any time and from time to time to alter or add to these regulations as provided in the Tenancy Agreement.

17. All decoration alteration works (including air-conditioning and E/M works) shall be carried out in accordance with drawings plans and sketches submitted by the Tenant and approved by the Landlord and all approved decoration alteration works to the said premises shall be carried out only by contractor(s) which is/are of reasonably competent

skill recommended or priorly approved by the Landlord. No work shall commence without the prior approval from the Landlord in writing.

SIGNED by)
Ho Kuk Fong)
)
)
duly authorized by Henderson Sunlight)
)
Property Management Limited, the agent)
)
for and on behalf of the Landlord whose)
)
signature(s) is/are verified by :-)

For and on behalf of
HENDERSON SUNLIGHT PROPERTY MANAGEMENT LIMITED
恒基陽光物業管理有限公司

....
Authorized Signature(s)

NG WING YU
Solicitor, Hong Kong SAR

SIGNED by Ip Lai Wan, authorized)
)
person, for and on behalf of the Tenant in)
)
the presence of :-)

For and on behalf of
GRAND CENTURY HOLDING COMPANY LIMITED
盛 譽 控 股 有 限 公 司

....
Authorized Signature(s)

Leong Pak Leng
Clerk to Messrs. Lo and Lo,
Solicitors &c., Hong Kong SAR

I hereby verify the signature of Leong Pak Leng

NG WING YU
Solicitor, Hong Kong SAR

RECEIVED on or before the day and year first above written of and from the Tenant the sum of Dollars One Hundred And Seventy Five Thousand Two Hundred And Sixty Six Only (HK$175,266.00) Hong Kong Currency being the said deposit paid by the Tenant to the Landlord.

RECEIVED on or before the day and year first above written of and from the Tenant the sum of Dollars Twenty Nine Thousand Two Hundred And Eleven Only (HK$29,211.00) Hong Kong Currency being the said Premises Damage and Reinstatement Deposit paid by the Tenant to the Landlord.

ACKNOWLEDGED by Henderson Sunlight Property Management Limited, the agent for and on behalf of the Landlord whose signature(s) is/are verified by :-	)	For and on behalf of HENDERSON SUNLIGHT PROPERTY MANAGEMENT LIMITED 恒基陽光物業管理有限公司 .... Authorized Signature(s)

NG WING YU
Solicitor, Hong Kong SAR

ANNEXURE A
附錄 A

光華廣場
KWONG WAH PLAZA

11 Tai Tong Road, Yuen Long

4-12/F FLOOR PLAN



寫字樓
OFFICE
1
寫字樓
OFFICE
2
寫字樓
OFFICE
3
寫字樓
OFFICE
4
寫字樓
OFFICE
5
寫字樓
OFFICE
6
寫字樓
OFFICE
7
寫字樓
OFFICE
8
寫字樓
OFFICE
9
IN-8
IN-9
OU-8
OU-9
電梯
電梯
電梯
電梯大堂
LIFT HALL
M.LAV.
F.LAV.

FLOOR PLAN FOR

TENANCY AGREEMENT FOR OFFICE(S) NOs. 8-9

8 FLOOR, KWONG WAH PLAZA

(FOR IDENTIFICATION PURPOSE ONLY, NOT TO SCALE)